Deposits, Prepayments and Deferred Expenses - Disclosure of Detailed Information about Deposits Prepayments and Deferred Expenses Explanatory (Detail) - USD ($) $ in Thousands	Jun. 30, 2024	Dec. 31, 2023
Disclosure of Deposits Prepayments and Deferred Expenses [Abstract]
Other prepayments	$ 1,569	$ 1,073
Prepaid taxes	313	312
Value-Added Tax recoverable	351	466
Deposits	0	7
Payment in advance to suppliers	250	250
Deposits, prepayments and deferred expenses	$ 2,483	$ 2,108